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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                       December 15, 1999


                      INDIANA ENERGY, INC.
     (Exact name of registrant as specified in its charter)


             Indiana              01-9091           35-1654378
    (State of incorporation)  (Commission File    (I.R.S. Employer
                                  Number)      Identification No.)

      1630 N. Meridian Street                         46202
       Indianapolis, Indiana                        (Zip Code)
       (Address of principal
       executive offices)

Registrant's telephone number, including area code (317) 926-3351

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Item 5.  Other Events.

     On December 15, 1999, Indiana Energy, Inc. and Dayton Power and Light Company jointly announced the signing of an Asset Purchase
Agreement. Pursuant to General Instruction F to Form 8-K, the press release dated December 15, 1999, is attached as Exhibit 99.1.

Item 7.   Exhibits.

     (c)  Exhibit.

          The following exhibit is filed as a part of this report:


         Exhibit
         Number       Description

          99.1        Press release dated December 15, 1999
                      announcing Asset Purchase Agreement among
                      Indiana Energy, Inc., Dayton Power and Light
                      Company

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                INDIANA ENERGY, INC.

Dated: December 15, 1999



                                   By:  __________________________
                                        Carl L. Chapman
                                        Chief Financial Officer



                                   By:  ___________________________
                                        Jerome A. Benkert
                                        Vice President and
                                        Controller


                         EXHIBIT LIST

Exhibit
  No.         Document                                 Page
-------       ----------------------------------       ----
 99.1         Press release dated December 15, 1999
              announcing Asset Purchase Agreement amoung
              Indiana Energy, Inc., Dayton Power and
              Light Company